EXHIBIT 10.15

                         BAYPORT RESTAURANT GROUP, INC.
                                AND SUBSIDIARIES

                                 FIRST AMENDMENT

        THIS AMENDMENT (this "Amendment") is entered into as of February 6, 1996 by and among Bayport Restaurant Group, Inc., Crab House, Inc., Capt. Crab's Take-Away of 79th Street, Inc., Take-Away/King Shopping Plaza, Inc. and Cryotech Industries of North Carolina, Inc. (each collectively referred to herein as the "Borrower" or the "Borrowers"), the financial institutions party to the Agreement (as defined below) (the "Lenders"), and The First National Bank of Boston, a national banking association having its head office at 100 Federal Street, Boston, Massachusetts, its successors and assigns, as agent for the Lenders (the "Agent").

                                 R E C I T A L S

        WHEREAS, the Borrowers, the Agent and the Lenders have entered into a Revolving Credit and Term Loan Agreement dated December 14, 1994 (the "Agreement"), all capitalized terms used, but not otherwise defined, herein having the meanings ascribed to them in the Agreement;

        WHEREAS, the Borrowers have requested that the Lenders agree to modify certain terms of the Agreement, including increasing the Maximum Commitment to $16,000,000, and the Lenders are willing to grant such request;

        WHEREAS, the Borrowers are continuing to operate and carry on their respective businesses on an interrelated and integrated basis with each being interdependent on the others for certain aspects of their operations, and the Lenders, in recognition thereof, are continuing to rely on the consolidated financial strength of the Borrowers;

        NOW THEREFORE, in consideration of the foregoing premises and the mutual benefits to be derived by the parties from a continuing relationship under the Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the parties agrees as follows:

        #. The defined terms "Maximum Commitment" and "Property or Properties" appearing in Section 1 of the Agreement are hereby amended in their entirety to read as follows:

    "MAXIMUM COMMITMENT. The sum of the Commitments, not to exceed $16,000,000.00."

    "PROPERTY OR PROPERTIES.  Shall mean

        (i) EXISTING PROPERTIES. The real estate purchased, leased or licensed by the Borrower and described in Exhibit 1.1(a) attached hereto and incorporated herein by reference which represent the location at which the Borrower has, as of the date hereof, existing operations or facilities under construction; and

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        (ii)  ADDITIONAL PROPERTIES.  Any parcel of real estate
        purchased, leased or licensed by the Borrower after the Closing Date."

        #. Section 2.4(b) is hereby amended by deleting the table of Early Termination Periods and Early Termination Fees contained therein and substituting therefor the following:

        "EARLY TERMINATION PERIODS        EARLY TERMINATION FEE
        --------------------------        ---------------------
        From December 15, 1995
        to December 14, 1996              2% of the Maximum
Commitment

        From December 15, 1996
        to December 31, 1997              1% of the Maximum
Commitment"

        #.  Section 5.1 is hereby amended by relettering subclause
(i) as new subclause (j), and by substituting the following as new subclause (i):

    "(i) as soon as available, but in any event within forty-five (45) days after the end of each fiscal quarter, an income statement reporting income and expense for each restaurant operated by the Borrowers in operation as of the end of such fiscal quarter;"

        #. The Commitments appearing on the signature pages of the Agreement are hereby amended as follows: (a) the Commitment of The First National Bank of Boston is $11,000,000; and (b) the Commitment of Capital Bank is $5,000,000.

        #.Section 6.3 of the Agreement is hereby amended by the addition of the following new subclause (h) at the end thereof:

    "(h) Encumbrances in favor of Capital Bank ("Capital") on certain "Jax Inventory" (expressly excluding proceeds other than insurance proceeds), as such term is defined in the Revolving Credit Agreement dated December 12, 1995 betwen Capital and the Borrowers for Indebtedness incurred thereunder up to an amount not to exceed the "Capital Limit," as defined in that certain Intercreditor Agreement dated as of December 12, 1995 between Capital and the Agent, as may be amended from time to time."

        #.   The section numbered "11.5" appearing on page 69 of the Agreement is hereby corrected to read "11.15."

        #. EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective, as of the date first written above, upon the satisfaction of the following conditions precedent:

    (a) receipt by the Agent of this Amendment executed by each of the parties hereto;

    (b) receipt by the Agent of new Revolving Credit Notes to the order of each of the



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    Lenders in the amount of their respective new Commitments, accompanied by an Affidavit of Out-of-State Delivery or, if executed in the state of Florida, the required amount of documentary stamps affixed thereto;

    (c) a certificate of the secretary or an assistant secretary of the Borrowers with respect to resolutions of their respective Boards of Directors authorizing the execution and delivery of this Amendment, confirming the resolutions previously adopted by such Boards of Directors of the Borrowers on October 19, 1994 authorizing the borrowings and other transactions contemplated under the Agreement, identifying the officer(s) authorized to execute, deliver and take all other actions required under this Amendment, or the Agreement, and confirming that each of the Borrowers' Articles of Organization and By-Laws previously delivered and certified to the Agent on November 22, 1994 have not been amended, substituted, rescinded or otherwise modified in any way since the date of said prior certification;

    (d) a certificate of the president or chief financial officer of the Borrowers with respect to representations and warranties under the Agreement (to include a list of Properties acquired since the Closing Date), and the absence of any Defaults or Events of Default;

    (e) an opinion of legal counsel to the Borrowers as to due organization and good standing, due authorization of this Amendment and the transactions contemplated hereby, enforceability of this Amendment, the existence of no conflicts with laws or other agreements, and the satisfaction or payment of all necessary recording, documentary, filing or other fees;

    (f) such other items or documents as may be requested by the Agent or the Lenders.

        #. EFFECT UPON THE AGREEMENT. Upon and after the date of this Amendment all references to the Agreement in that document, any Loan Document, or in any other related document shall mean the Agreement as amended by this Amendment. Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any non-compliance with the provisions of the Agreement, and, except as specifically provided in this Amendment, the Agreement shall remain in full force and effect.

        #. NO IMPAIRMENT OF LIEN. Nothing set forth herein shall affect the priority or extent of the lien of the Agreement or any other Loan Document, nor release or change the liability of any party who may now be or after the date of this, become liable primarily or secondarily, thereunder.

        #. FURTHER ASSURANCES. The Borrowers hereby agree to execute and deliver such other instruments, and take such other action, as the Agent or the Lenders may reasonably request in connection with this Amendment, including, without limitation, the delivery of all



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additional Uniform Commercial Code financing
statements which the Agent may deem appropriate for the perfection, protection and enforcement of its security interests in the Collateral.

        #. MISCELLANEOUS. (a) This Amendment shall be construed according to and governed by the laws of The Commonwealth of Massachusetts without regard to its internal conflicts rules; (b) if any provision of this Amendment is adjudicated to be invalid, illegal or unenforceable, in whole or in part, it will be deemed omitted to that extent and all other provisions of this Amendment will remain in full force and effect; (c) the captions contained in this Amendment are for convenience of reference only and in no event define, describe or limit the scope of intent or any of the provisions or terms hereof; (d) this Amendment shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns; and (e) this Amendment may be executed in one or more counterparts.


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

        IN WITNESS WHEREOF, each of the Borrowers, the Agent and the Lenders in accordance with Section 11.7 of the Agreement, has caused this Amendment to be executed and delivered by their respective duly authorized officers as an instrument under seal as of the date first set forth above.

                                    BORROWER:

                                    BAYPORT RESTAURANT GROUP, INC.

WITNESSED:

By:______________________           By: /s/ William D. Korenbaum

Name:____________________           Name: William D. Korenbaum

         Print Name                            Print Name

                                    Title: President

                                    Signed At:

                                    CRAB HOUSE, INC.

WITNESSED:

By:______________________           By: /s/ William D. Korenbaum

Name:____________________           Name: William D. Korenbaum

         Print Name                            Print Name

                                    Title: President

                                    Signed At:

                                    CAPT. CRAB'S TAKE-AWAY OF 79TH
                                    STREET., INC.

WITNESSED:

By:______________________           By: /s/ William D. Korenbaum

Name:____________________           Name: William D. Korenbaum

         Print Name                            Print Name

                                    Title: President

                                    Signed At:


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                                    CRYOTECH INDUSTRIES OF NORTH
                                    CAROLINA, INC.

WITNESSED:

By:______________________           By: /s/ William D. Korenbaum

Name:____________________           Name: William D. Korenbaum

         Print Name                            Print Name

                                    Title: President

                                    Signed At:

                                    TAKE-AWAY/KING SHOPPING
                                    PLAZA, INC.

WITNESSED:

By:______________________           By: /s/ William D. Korenbaum

Name:____________________           Name: William D. Korenbaum

         Print Name                            Print Name

                                    Title: President

                                    Signed At:

                                    AGENT:

                                    THE FIRST NATIONAL BANK OF
                                    BOSTON, as Agent

WITNESSED:

By:______________________           By: /s/ William C. Purinton

Name:____________________           Name: William C. Purinton

         Print Name                            Print Name

                                    Title: Vice President

                                    Signed At:


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                                    LENDERS:

Commitment                          THE FIRST NATIONAL BANK OF
Amount:  $11,000,000                BOSTON

WITNESSED:

By:______________________           By: /s/ William C. Purinton

Name:____________________           Name: William C. Purinton

         Print Name                            Print Name

                                    Title: Vice President

                                    Signed At:

Commitment                          CAPITAL BANK
 Amount:  $5,000,000

WITNESSED:

By:______________________           By: /s/ Edward P. Tietjen

Name:____________________           Name: Edward P. Tietjen

         Print Name                            Print Name

                                    Title: Senior Vice President

                                    Signed At:


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